                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
--------------------------------------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                 August 13, 2002

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    MARYLAND                           1-13232                   84-1259577
----------------------------           -------                   ----------
(State or other jurisdiction         (Commission              (I.R.S. Employer
    of incorporation or              File Number)            Identification No.)
       organization)

                  2000 SOUTH COLORADO BOULEVARD, TOWER TWO
                     SUITE 2-1000, DENVER, CO 80222-7900
            ------------------------------------------------------
            (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code                (303) 757-8101

                                 NOT APPLICABLE
-------------------------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)



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ITEM 9. REGULATION FD DISCLOSURE

       Apartment Investment and Management Company ("Aimco") is furnishing as Exhibits 99.1 and 99.2 hereto the Statements Under Oath of its Principal Executive Officer and its Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings. On August 13, 2002, Terry Considine, Aimco's Chairman and Chief Executive Officer, and Paul J. McAuliffe, Aimco's Executive Vice President and Chief Financial Officer, each submitted to the Securities and Exchange Commission the statements under oath as required pursuant to Securities and Exchange Commission Order No. 4-460 (June 27, 2002). Aimco announced the submission of each of the statements under oath by a press release, which is furnished with this report as Exhibit 99.3 hereto.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          Dated: August 14, 2002

                                       APARTMENT INVESTMENT
                                       AND MANAGEMENT COMPANY


                                       By:    /s/ Paul J. McAuliffe
                                              ----------------------------------
                                              Paul J. McAuliffe
                                              Executive Vice President and Chief
                                              Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       --------------------
99.1              Statement Under Oath of Principal Executive Officer dated August 12, 2002

99.2              Statement Under Oath of Principal Financial Officer dated August 12, 2002

99.3              Press Release of Apartment Investment and Management Company dated August 14, 2002